UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 28, 2005


                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                        001-16133          06-1245881
   (State or other jurisdiction        (Commission File      (IRS Employer
         of incorporation)                  Number)        Identification No.)

             1100 Summer Street, Stamford, Connecticut       06905
             (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

     The information set forth below under Item 3.02 is incorporated herein by reference.

Section 3 - Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities

     On November 28, 2005, the Company sold an aggregate of approximately 753,000 shares (the "Shares") of its Common Stock, par value $0.01, to three institutional investors for an aggregate selling price of $2,500,000. The Company also issued three series of warrants (collectively, the "Warrants") to the investors pursuant to which the investors could acquire up to approximately 659,000 additional shares. The Company's press release dated November 28, 2005 is incorporated herein by reference and filed as an exhibit hereto. The Company entered into a Common Stock Purchase Agreement and related agreements with the investors pursuant to which the Shares and the Warrants were issued.

     The Company claims an exemption from registration of the offer and sale of the Shares and the Warrants pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 thereunder as securities offered and sold to "accredited investors," as defined in Rule 501 under the Securities Act of 1933.

Item 3.03. Material Modification to Rights of Security Holders

     The information set forth above under Item 3.02 is incorporated herein by reference.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits:


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      Exhibit                       Description

        4.1 Form of 2005 Series A Warrant to Purchase Shares of Common Stock issued pursuant to the Common Stock Purchase Agreement dated as of November 27, 2005.

        4.2 Form of 2005 Series B Warrant to Purchase Shares of Common Stock issued pursuant to the Common Stock Purchase Agreement dated as of November 27, 2005.

        4.3 Form of 2005 Series C Warrant to Purchase Shares of Common Stock issued pursuant to the Common Stock Purchase Agreement dated as of November 27, 2005.

        10.1 Common Stock Purchase Agreement dated as of November 27, 2005 by and among Delcath Systems, Inc. and the Purchasers Listed on Exhibit A thereto.

        10.2 Registration Rights Agreement dated as of November 27, 2005 by and among Delcath Systems, Inc. and the Purchasers Listed on
               Schedule I thereto.

        10.3 Voting Agreement dated as of November 27, 2005 by and between Delcath Systems, Inc., the purchasers listed on Exhibit A to the Common Stock Purchase Agreement dated as of November 27, 2005 and Vertical Ventures LLC.

        19     Press Release dated November 28, 2005 of Delcath Systems, Inc.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DELCATH SYSTEMS, INC.



                                        By:      /s/ M. S. KOLY
                                            -----------------------------
                                                 M. S. Koly
                                                 President and Chief Executive
                                                 Officer


Date: November 30, 2005


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                                  EXHIBIT INDEX


      Exhibit                       Description

        4.1 Form of 2005 Series A Warrant to Purchase Shares of Common Stock issued pursuant to the Common Stock Purchase Agreement dated as of November 27, 2005.

        4.2 Form of 2005 Series B Warrant to Purchase Shares of Common Stock issued pursuant to the Common Stock Purchase Agreement dated as of November 27, 2005.

        4.3 Form of 2005 Series C Warrant to Purchase Shares of Common Stock issued pursuant to the Common Stock Purchase Agreement dated as of November 27, 2005.

        10.1 Common Stock Purchase Agreement dated as of November 27, 2005 by and among Delcath Systems, Inc. and the Purchasers Listed on Exhibit A thereto.

        10.2 Registration Rights Agreement dated as of November 27, 2005 by and among Delcath Systems, Inc. and the Purchasers Listed on
               Schedule I thereto.

        10.3 Voting Agreement dated as of November 27, 2005 by and between Delcath Systems, Inc., the purchasers listed on Exhibit A to the Common Stock Purchase Agreement dated as of November 27, 2005 and Vertical Ventures LLC.

        19     Press Release dated November 28, 2005 of Delcath Systems, Inc.